Corporate Overview and Q1 2015 Financial Results May 7, 2015

2 Special Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s 2014 Annual Report on Form 10-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward- looking statements included in this presentation are made only as of the date of this presentatin. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. Please also refer to the slide in this presentation entitled “Additional Information Regarding Forward Looking Statements.”

3 Contents 4 8 16 17 18 36 Our Unique Model Q1’15 Performance Regulatory Environment 2015 Outlook Appendix Non-GAAP Reconciliations

4 Our Mission To increase our clients’ probability of success – Build deep relationships – Give advice – Make it easy to do business with us – Do different

5 A Unique Financial Services Company • Differentiated – The bank for innovation companies – Strong deposit franchise – Diversified revenue streams – Global • Leader – Leading early-stage market share – More than 1000 private equity and venture capital clients – 30+ years of partnership with innovation companies and their investors • Established – 28 U.S. and seven international offices – $39.3 billion in total assets1 – $67.5 billion in total client funds1,2 1) Average quarterly balances as of 3/31/15 2) Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds

6 We Serve the Global Innovation Economy Technology “Growth” (Revenues $5M-$75M) “Corporate Finance” (Revenues >$75M) Investors (Private Equity and Venture Capital) “Accelerator” (Revenues <$5M) Life Science and Healthcare

7 2015 Drivers • Positive funding and exit environments for our clients • Healthy new client acquisition • Strong market position • Global expansion • Ability to execute on growth plans • Low interest rates • Complex regulatory environment • Market valuations • Competition Continued Momentum Challenges

8 Q1’15: Strong Investment/Warrant Gains and Average Balance Sheet Growth Average loans: +10.6% Period-end loans flat “Core fee”4,5 income:+5.2% Outstanding gains on investment securities and warrants2,3,5 Net interest income: +1.8% despite lower net interest margin Average total client funds1 :+ 4.7% Average investment securities: +2.4% 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors. 3. Gains on equity warrant assets were $20.3 million. Non-GAAP gains on investment securities, net of non-controlling interests, were $19.6 million. 4. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. 5. Please see non-GAAP reconciliations at the end of this presentation for more information. Solid credit quality Strong capital ratios

9 Robust Loan Growth $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $14.4 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2008 2009 2010 2011 2012 2013 2014 Q1'15 Period-End Loans Average Loans Billions Key Drivers • Strength of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: − Buyout − Client segmentation − Global − Private Bank − Private Equity Services • M&A activity in client markets Strong growth in Private Equity Capital Call and Sponsored Buyout loans Continued growth in Capital Call Lines

10 Software & Internet 34% Hardware 7% PE/VC 32% Wine 6% Private Bank 2 9% Other 3% A Diversified Loan Portfolio (3/31/15) Early-Stage $1.0B (7%) Balance Sheet $3.3B (23%) Comm’l Finance $0.8B (5%) Factoring $0.4B (3%) Sponsored Buyout $1.9B (13%) Technology, Life Science & Healthcare Portfolio Only $7.4 Billion (51% of Gross Loans) Gross Loan Portfolio $14.6 Billion 1 Early-Stage = 7% of Gross Loans 1. Gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in our earnings releases and our Form 10-K and 10-Q reports. Life Science & Healthcare 9%

11 Outstanding Client Funds Franchise • Strong funding environment and exit markets • Highly liquid, high- performing clients performing well • Addition of new clients • Low rate environment Key Drivers Significant client funding and exit activity; strong acquisition of early stage and private equity clients $12.0 $15.6 $17.9 $19.6 $28.3 $33.9 $15.7 $17.7 $20.2 $24.2 $30.0 $33.6 $27.7 $33.3 $38.1 $43.8 $58.4 $67.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 2010 2011 2012 2013 2014 Q1'15 Millions Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits

12 Net Interest Income Growth Despite Historic Low Rates • Loan growth • Investment portfolio growth • Interest rates What Drives NII • Deposit growth • Loan mix and yields • Interest rates • Fixed income yields • Competition What Drives NIM $95.7 $238.97.18% 2.64% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 Q3 '0 7 Q1 '0 8 Q3 '0 8 Q1 '0 9 Q3 '0 9 Q1 '1 0 Q3 '1 0 Q1 '1 1 Q3 '1 1 Q1 '1 2 Q3 '1 2 Q1 '1 3 Q3 '1 3 Q1 '1 4 Q3 '1 4 Q1 '1 5 Net Interest Income Net Interest Margin

13 Credit Quality Remains Strong • The majority of loan losses have historically come from early-stage lending • Early-stage lending constitutes 7% of loans • Cumulative warrant gains have exceeded cumulative early- stage loan losses over the last 10 years Millions 0.47% 0.10% 0.31% 0.00% 0.50% 1.00% 1.50% 2.00% Non-performing Loans/Total Gross Loans 0.74% 0.11% 0.00% 0.50% 1.00% 1.50% 2.00% Net Charge-offs/Average Total Gross Loans (annualized)

14 Credit Cards and Foreign Exchange Driving Core Fee* Income Growth • “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees due to low rate environment and on foreign exchange fees due to competition $12.0 $12.8 $13.6 $14.2 $13.7 $13.7 $15.9 $17.2 $17.9 $17.9 $18.6 $17.7 $6.2 $6.3 $6.6 $7.4 $7.6 $8.2 $9.2 $10.3 $10.3 $10.9 $10.4 $12.1 $38.5 $39.1 $43.1 $41.3 $42.0 $43.2 $49.0 $50.9 $50.0 $53.3 $55.3 $58.2 $0 $10 $20 $30 $40 $50 $60 Millions Foreign exchange fees Credit card fees Other Fee Income Credit Cards: +96% Foreign Exchange +46% Q2’12 Q1’15

15 Ex ist in g R e g u lat o ry In fr ast ru c tu re N e w o r Eme rg in g R e g u lat o ry R e q u ir eme n ts Increasing Regulatory Burden • As a global, commercial bank with a holding company structure, we have had to meet a higher regulatory bar than simpler “peer” banks • We have spent the last decade investing in regulatory and compliance infrastructure: people, processes and systems Mitigating Factors • AML/BSA Compliance • Enhanced Regulatory Reporting • People, Processes, Systems “Basel III” Volcker Rule Road to $50B

16 Continued Regulatory Focus Initiative Status Capital Stress Testing Established and in place; continually enhancing every year; integrated with strategic planning cycle; idiosyncratic stress scenarios Liquidity Stress Testing Quarterly testing/internal reporting since 2010; Liquidity management practices separately at both the Bank and Parent level Risk Governance & Oversight Board involvement, including newly formed Risk Committee; Risk Appetite Statement Enterprise Risk Management Covers all material risks: Credit, Liquidity, Market, Operational, Legal/Compliance Compliance Infrastructure Continued investment in compliance infrastructure and staff, including BSA/AML enhancements since 2005 Volcker Rule compliance Ongoing; no new material investments of our own capital since 2010 High Quality Liquid Assets $21.6 Billion fixed-income portfolio (54% of assets) is in Fannie Mae, Ginnie Mae and Treasury securities Infrastructure Continuous investment in people, processes and systems required to support all of the above

17 2015 Full-Year Outlook Business Driver 2015 Full Year Outlook vs. 2014 Full Year Results (as of 4/23/15) Change since 1/22/15 Average loans Increase at a percentage rate in the mid- twenties No change Average deposits Increase at a percentage rate in the low thirties No change Net interest income1 Increase at a percentage rate in the high teens No change Net interest margin1 Between 2.40% and 2.60% No change Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2014 levels No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Comparable to 2014 levels No change “Core fee” income 2,3 Increase at a percentage rate in the mid- teens No change Non-interest expense (excluding expense related to non- controlling interests)1,3 Increase at a percentage rate in the high single digits Increase from mid single digits 1. Outlook based on management’s current forecasts for such variables as average deposit and loan balances, deployment of surplus cash into investment securities, or performance-based incentive compensation. Such forecasts are subject to change, and actual results may differ, based on market conditions. Please see our “Special Note on Forward-Looking Statements” at beginning of this presentation for more information. 2. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 3. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

18 Appendix

19 Contents 20 21 23 24 27 28 29 30 32 33 35 36 SVB Platform Financial Highlights ROE Balance Sheet Loans Credit Quality Client Liquidity Capital Ratios Efficiency Ratio Interest Rate Sensitivity Additional Information Regarding Forward-Looking Statements Non-GAAP Reconciliations

20 A Diversified Platform SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Investment Advisory Services Our vision: “To be the most sought after financial partner helping innovators, enterprises, and investors move bold ideas forward, fast”

Quarterly Highlights

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15
Diluted Earnings Per Share	$1.95	$1.04	$1.24 [1]	$1.13 [1,2]	$1.71
Net Income Available to Common Stockholders	$91.0M [1]	$51.0M [1]	$64.0M [1]	$58.0M [1,2]	$88.5M
Average Loans *Change*	$10.8B *6.2%*	$11.1B *2.9%*	$11.4B *3.2%*	$12.7B *11.0%*	$14.0B *10.6%*
Average Deposits *Change*	$23.7B *10.2%*	$27.2B *14.8%*	$29.7B *9.4%*	$32.6B *9.6%*	$33.9B *3.9%*
Average Investment Securities	$12.2B	$15.2B	$18.2B	$20.6B	$21.1B
Net Interest Margin	3.13%	2.79%	2.73%	2.66%	2.64%
Net Interest Income	$196.3M	$205.0M	$220.6M	$234.7M	$238.9M
Non-GAAP Non-Interest Income [3]	$123.5M	$49.5M	$75.3M	$104.3M	$109.8M
Net Charge-Offs / Average Total Gross Loans (annualized)	0.74%	0.17%	0.28%	0.13%	0.11%
Non-Interest Expense	$170.4M [1]	$170.9M [1]	$179.8M [1]	$186.1M [1]	$196.1M
Return on Average SVBFG Stockholders' Equity (annualized)	17.57%	8.52%	9.30%	8.14% [2]	12.38%
Return on Average Assets (annualized)	1.33%	0.64%	0.73%	0.61% [2]	0.91%

1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
2. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
3. Non-GAAP non-interest income net of non-controlling interests and excluding net losses on SVBIF sale transaction. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

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Annual Highlights

	2010	2011	2012	2013	2014
Diluted Earnings Per Share	$2.24 [1]	$3.94 [2,3]	$3.91 [4]	$4.67 [5]	$5.31 [6]
Net Income Available to Common Stockholders	$95.0M [1]	$171.9M [2,3]	$175.1M [4]	$214.5M [5]	$263.9M [6]
Average Loans *Change*	$4.4B *(5.6%)*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*
Average Deposits *Change*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*
Average Investment Securities [7]	$5.3B	$9.4B	$10.7B	$10.6B	$16.6B
Net Interest Margin	3.08%	3.08%	3.19%	3.29%	2.81%
Net Interest Income	$418.1M	$526.3M	$617.9M	$697.3M	$856.6M
Non-GAAP Non-Interest Income [8]	$168.6M	$222.7M	$240.4M	$330.3M	$352.5M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	0.77%	(0.02%)	0.31%	0.33%	0.32%
Non-Interest Expense	$422.8M	$500.6M [2]	$546.0M	$615.2M [5]	$707.2M [5]
Return on Average SVBFG Stockholders' Equity	7.72% [1]	11.87% [2,3]	10.09% [4]	11.20%	10.46% [6]
Return on Average Assets	0.64%[1]	0.92% [2,3]	0.82%[4]	0.93%	0.80% [6]

1. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
4. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
5. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
6. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
7. Includes available-for-sale and held-to-maturity securities held on the balance sheet
8. Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction and gains on sales of certain assets. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

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23 Strong Return on Equity Versus Peers* 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 13.87% 12.96% 11.96% 0.51% 4.68% 7.36% 9.33% 8.69% 9.60% 8.89% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 SVB Peer ROE Pressure on asset yields due to low interest rates and deposit growth has impacted ROE. * Peer group comprises 20 companies as reported in our 2015 Proxy Statement

24 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $26.4 $39.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Billions Other assets Non-marketable securities Fixed Income Securities Fixed Income Securities Cash and cash equivalents $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $23.3 $35.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 Billions Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits Total liabilities A Growing Balance Sheet Our balance sheet has grown by more than 600% since 2005

25 A Highly Liquid Balance Sheet (3/31/15) Period-End Assets $39.7 Billion Period-End Liabilities $35.4 Billion 1) Net of non-controlling interests, non-marketable securities were $510 million. This is a non-GAAP measure. Please see non- GAAP reconciliations at end of presentation for more information. Non-Marketable Securities (VC Investments) 4% $1.7B 1 Net Loans 36% $14.3B AFS Securities (Primarily Agencies) 35% $13.7B Held to Maturity Securities 20% $7.8B Cash 3% $1.3B Other 2% $0.9B Borrowings 2% $0.9B Other 2% $0.7B Interest- Bearing Deposits 23% $8.1B Non-Interest- Bearing Deposits 73% $25.7B

26 2.7 $3.6 $0.9 $0.5 $5.5 $6.6 $7.4 $7.8 $0 $4 $8 6/30/14 9/30/14 12/31/14 3/31/15 A High Quality Investment Securities Portfolio $7.8 $3.3 $1.8 $3.9 $7.9 $10.5 $11.3 $12.0 $13.5 $13.7 $0 $4 $8 $12 $16 Municipal bonds and notes Non-agency mortgage-backed securities Agency-issued collateralized residential mortgage obligations – fixed rate U.S. agency debentures A highly liquid portfolio with duration of 2.7 years (at 3/31/15) Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities Available-for-Sale Securities * Held-to-Maturity Securities Investment portfolio represents 54% of total assets * As of June 2014 our investment securities portfolio, which had previously comprised only Available-for-Sale securities, was split into AFS and Held-to-Maturity securities. Billions Billions

27 $2.8 $3.5 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $2.4 $2.9 $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Period-End Loans Average Loans All-Time High Loan Balances Billions CAGR 2005-2014 Period-end loans: 38.75% Average loans: 36.80%

28 Financial Crisis: 5 problem loans drove short-lived spike in NPLs and NCOs Credit Quality Has Remained Strong $18.4 $7.5 $87.2 $39.4 3.32% -0.08% 2.64% 0.32% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $25 $50 $75 $100 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Non-Performing Loans Net Charge-offs as % of Average Total Gross Loans (annualized) Millions

29 $6 $39 $19 $67 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Period-end Total Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2005 = 610% Total Client Funds* Growth Since 2005 = 247% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. Growth Drivers • Significant client funding and exit activity • Strong acquisition of early stage and private equity clients

30 12.21% 13.38% 12.42% 7.71% 7.49% 12.60% 0% 5% 10% 15% 20% 2010 2011 2012 2013 2014 Q1'15 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We Are Well Capitalized Holding Company Capital Ratios1 2 2 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Basel III adoption in January 2015 lowered risk-based capital ratios at the holding company

31 12.36% 13.35% 12.36% 7.43% 7.60% 12.77% 5% 10% 15% 20% 2010 2011 2012 2013 2014 Q1'15 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios1 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 1 2 2• Exceptional deposit growth has pressured Tier 1 Leverage ratio • Basel III adoption in January 2015 lowered risk-based capital ratios • These impacts were offset by Q2’14 $435M equity raise and Q1’15 $350M debt raise (at the holdco and downstreamed to the bank), which increased bank capital ratios across the board 2 2

32 * These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. $411 $492 $535 $603 $688 69.71% 65.56% 62.16% 58.54% 56.85% 0% 20% 40% 60% 80% 100% $0 $100 $200 $300 $400 $500 $600 $700 $800 2010 2011 2012 2013 2014 Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio Millions Efficiency Ratio (Annual) 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 3. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). 1,2,3 1,2,3

33 Rising Rates Will Benefit Us Significantly Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +100 +$62.1 million +$1.22 +1.6% +0.28% +200 +$130.7 million +$2.56 +3.3% +0.60% +300 +$199.3 million +$3.91 +4.9% +0.91% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $15 – $17 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 03/31/2015

34 Higher Loan Balances Will Benefit Us Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$6.7 million +$0.13 +0.2% +0.03% +500 million +$13.3 million +$0.26 +0.4% +0.06% +750 million +$20.0 million +$0.39 +0.5% +0.09% +1 billion +$26.7 million +$0.52 +0.7% +0.12% We expect each $250 million increase in loan volume to contribute approximately $0.13 to EPS* * Tax-effected estimates are based on static balance sheet and assumptions as of 03/31/2015

35 Additional Information Regarding Forward-Looking Statements As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward- looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs or increased compliance responsibilities, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2014, which was filed on February 26, 2015; (ii) the disclosure contained under the heading “Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on April 23, 2015.

36 Non-GAAP Reconciliations

"Core Fee" Income

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	June 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	June 30, 2013	Sept 30, 2013
GAAP noninterest income	$80,426	$69,139	$126,688	$78,604	$98,239	$257,650
Less: gains on investment securities, net	25,809	20,228	68,238	27,438	40,561	187,862
Less: gains on derivative instruments, net	7,686	565	5,358	10,292	8,087	9,423
Less: other noninterest income (loss)	7,390	9,283	9,987	(447)	7,634	17,161
Non-GAAP core fee income	$39,541	$39,063	$43,105	$41,321	$41,957	$43,204

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	Mar31, 2015
GAAP noninterest income	$238,713	$310,225	$14,210	$80,167	$167,637	172,018
Less: gains (losses) on investment securities, net	163,547	223,912	(57,320)	5,644	94,787	85,159
Less: gains on derivative instruments, net	14,382	24,167	12,775	26,538	33,365	39,729
Less: other noninterest income (loss)	11,791	11,200	8,762	(5,361)	(15,861)	(9,080)
Non-GAAP core fee income	$48,993	$50,946	$49,993	$53,346	$55,346	$58,210

"Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation
37

38 Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) March 31, 2015 GAAP non-marketable securities $1,706,873 Less: amounts attributable to non-controlling interests 1,196,603 Non-GAAP non-marketable securities, net of non-controlling interests $510,270 Non-GAAP Reconciliation For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Consolidated (Holdco) TCE/TA and TCE/RWA

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Year ended December 31,					Quarter ended
	2010	2011	2012	2013	2014	Mar 31, 2015
GAAP SVBFG stockholders' equity	$1,274,350	$1,569,392	$1,830,555	$1,961,635 [1]	$2,813,072 [1]	2,971,637
Less: intangible assets	847	601	-	-	-	-
Tangible common equity (TCE)	$1,273,503	$1,568,791	$1,830,555	$1,961,935 [1]	$2,813,072 [1]	$2,971,637
GAAP total assets	$17,527,761	$19,968,894	$22,766,123	$26,412,554 [1]	$39,339,950 [1]	$39,695,990
Less: intangible assets	847	601	-	-	-	-
Tangible assets (TA)	$17,526,914	$19,968,293	$22,766,123	$26,412,554 [1]	$39,339,950 [1]	$39,695,990
Risk-weighted assets (RWA)	$ 9,406,677	$11,837,902	$13,532,984	$16,901,501	$21,755,091	$23,576,724
Tangible common equity to tangible assets	7.27%	7.86%	8.04%	7.43% [1]	7.15% [1]	7.49%
Tangible common equity to risk-weighted assets	13.54%	13.25%	13.53%	11.61% [1]	12.93% [1]	12.60%

1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

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For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation

39

40 Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios) Year ended December 31 Quarter ended 2010 2011 2012 2013 2014 Mar 31, 2015 Tangible common equity (TCE) $1,074,561 $1,346,854 $1,591,643 $1,634,389 1 $2,399,411 1 $2,886,173 Tangible assets (TA) $16,268,589 $18,758,813 $21,471,111 $24,849,484 1 $37,607,973 1 $37,974,587 Risk-weighted assets (RWA) $9,047,907 $11,467,401 $13,177,887 $16,612,870 $21,450,480 $22,602,065 Tangible common equity to tangible assets 6.61% 7.18% 7.41% 6.58% 1 6.38% 1 7.60% Tangible common equity to risk-weighted assets 11.88% 11.75% 12.08% 9.84% 1 11.19% 1 12.77% Bank Only TCE/TA and TCE/RWA Non-GAAP Reconciliation 1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

41 Non-GAAP Non-interest income, net of non-controlling interests Quarter ended June 30, 2013 Sept30, 2013 Dec31, 2013 March 31, 2014 June 30, 2014 Sept 30, 2014 Dec 31, 2014 Mar 31, 2015 GAAP noninterest income $98,239 $257,650 $238,713 $310,225 $14,210 $80,167 $167,637 $172,018 Less: income (losses) attributable to non-controlling interests, including carried interest 30,751 151,830 137,833 186,718 (35,325) 4,911 77,320 62,194 Non-GAAP non-interest income, net of non-controlling interests $67,488 $105,820 $100,880 $123,507 $49,535 $75,256 $90,317 $109,824 Less: net (losses )on SVBIF Sale Transaction - - - - - - (13,934) - Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction $67,488 $105,820 $100,880 $123,507 $49,535 $75,256 $104,251 $109,824 Non-Interest Income Non-GAAP ReconciliationFor information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP operating efficiency ratio, net of non-controlling interests

(Dollars in thousands, except ratios)	Year ended December 31, 2010	2011	2012	2013	2014
GAAP noninterest expense	$ 422,818	$ 500,628	$ 545,998	$ 615,244 [1]	$ 707,180 [1]
Less: expense attributable to noncontrolling interests	12,348	11,567	11,336	12,714	18,867
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	(3,123)	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests and excluding one-time adjustments	$ 410,470	$ 492,184	$ 534,662	$ 602,530 [1]	$ 688,313 [1]
GAAP net interest income	$ 418,135	$ 526,277	$ 617,864	$ 697,344	$ 856,595
Adjustments for taxable equivalent basis	2,051	1,951	1,919	1,724	1,689
Non-GAAP taxable equivalent net interest income	$ 420,186	$ 528,228	$ 619,783	$ 699,068	$ 858,284
Less: income (losses) attributable to non-controlling interests	28	122	106	76	33
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 420,158	$ 528,106	$ 619,677	$ 698,992	$ 858,251
GAAP noninterest income	247,530	382,332	335,546	673,206	572,239
Non-GAAP noninterest income, net of noncontrolling interests and excluding one-time adjustments	168,645	222,682	240,408	330,302	352,549
GAAP total revenue	$ 665,665	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and excluding one-time adjustments	$ 588,803	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800
GAAP operating efficiency ratio	63.52%	55.10%	57.27%	44.89% [1]	49.49% [1]
Non-GAAP operating efficiency ratio (1)	69.71%	65.56%	62.16%	58.54% [1]	56.85%

1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb

For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation

42

A rial 2 0 1 5 4 :3 43 MEGHAN O'LEARY Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter